UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

October 25, 2004

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31553	36-4459170
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 South Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 25, 2004, Chicago Mercantile Exchange Holdings Inc. (the “Company”) issued a press release announcing the appointment of James E. Parisi as Chief Financial Officer effective as of November 2, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Mr. Parisi, 39, previously served as Managing Director & Treasurer of the Company from February 2004 to October 2004, as Director & Treasurer from June 2000 to February 2004, as Director, Planning & Finance from March 2000 to June 2000, and as Vice President, Planning & Finance from November 1998 to March 2000. Mr. Parisi joined the Company in 1988.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated October 25, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO MERCANTILE EXCHANGE
HOLDINGS INC.
Registrant

Date: October 26, 2004

	By:	/s/ Kathleen M. Cronin
	Name:	Kathleen M. Cronin
	Title:	Managing Director, General Counsel and Corporate Secretary